As filed with the Securities and Exchange Commission on July 28, 2011
Securities Act File No. 33-37458
Investment Company Act File No. 811-06199

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 57	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 58	[X]

(Check appropriate box or boxes.)

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS
(as Successor to THE NOTTINGHAM INVESTMENT TRUST II)
(Exact Name of Registrant as Specified in Charter)

116 South Franklin Street, P. O. Box 69, Rocky Mount, North Carolina 27802-0069
            (Address of Principal Executive Offices)                                              (Zip Code)

Registrant’s Telephone Number, including Area Code (252) 972-9922

A. Vason Hamrick
116 South Franklin Street, P. O. Box 69, Rocky Mount, North Carolina 27802-0069
(Name and Address of Agent for Service)

With Copies to:

John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
2041 West 141st Terrace, Suite119
Leawood, Kansas 66224

Approximate Date of Proposed Public Offering:      As soon as practicable after the effective date of this filing

It is proposed that this filing will become effective: (check appropriate box)

[     ] immediately upon filing pursuant to paragraph (b);
[     ] on ______ (date) pursuant to paragraph (b);
[     ] 60 days after filing pursuant to paragraph (a)(1);
[ X ] on October 3, 2011 (date) pursuant to paragraph (a)(1);
[     ] 75 days after filing pursuant to paragraph (a)(2); or
[     ] on ______ (date) pursuant to paragraph (a)(2) of rule 485.

Pursuant to Rule 414 under the Securities Act of 1933, as amended (the “1933 Act”) by this amendment to the Registration Statement on Form N-1A of The Nottingham Investment Trust II, a Massachusetts business trust, the Registrant, Brown Capital Management Mutual Funds, a Delaware statutory trust, hereby adopts the Registration Statement of The Nottingham Investment Trust II under the 1933 Act and the Notification of Registration and the Registration Statement of The Nottingham Investment Trust II under the Investment Company Act of 1940, as amended.

THE NOTTINGHAM INVESTMENT TRUST II

CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
The Brown Capital Management Mid-Cap Fund
     -Part A – Institutional Shares / Investor Shares Prospectus
     -Part B – Statement of Additional Information
Part C – Other Information and Signature Page

PART A

FORM N-1A

PROSPECTUS

Prospectus

Mid-Cap Fund
Investor Shares (BCMSX)
Institutional Shares (XXXXX)

Small Company Fund
Investor Shares (BCSIX)
Institutional Shares (XXXX)

International Equity Fund
Investor Shares (BCIIX)
Institutional Shares (XXXXX)

October ____, 2011

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank. You should read the prospectus carefully before you invest or send money.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.

This prospectus includes information about the Investor Shares and Institutional Shares of the three Brown Capital Management Funds (each a “Fund” and collectively, “Funds”) – all equity funds:

•	The Brown Capital Management Mid-Cap Fund,
Cusip Number 66976M771
NASDAQ Symbol BCMSX (Investor Shares) XXXXX (Institutional Shares)

•	The Brown Capital Management Small Company Fund, and
Cusip Number 66976M409
NASDAQ Symbol BCSIX (Investor Shares) XXXXX (Institutional Shares)

•	The Brown Capital Management International Equity Fund.
Cusip Number 66976M813
NASDAQ Symbol BCIIX (Investor Shares) XXXXX (Institutional Shares)

Summary

THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

Investment Objective. The Mid-Cap Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund. These tables describe the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Fund.

Shareholder Fees
(fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses
 (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	x.xx	%	x.xx	%
Total Annual Fund Operating Expenses[1]	x.xx	%	x.xx	%
Fee Waivers and/or Expense Reimbursements[2]	x.xx	%	x.xx	%
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[2]	1.15%		0.90%

1.	Total Annual Fund Operating Expenses have been restated to reflect current contractual arrangements with ALPS Funds Services, Inc.
2.
The Advisor has entered into an Expense Limitation Agreement with the Mid-Cap Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Mid-Cap Fund for certain months and to assume other expenses of the Mid-Cap Fund, if necessary, in an amount that limits the Mid-Cap Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.90% until July 31, 2013. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions, the Mid-Cap Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement.

Example. This example is intended to help you compare the cost of investing in the Mid-Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Mid-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Mid-Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Investor Class Shares	$	$	$	$

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$	$	$	$

Portfolio Turnover. The Mid-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mid-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mid-Cap Fund’s performance. During the most recent fiscal year, the Mid-Cap Fund’s portfolio turnover rate was 38.11% of the average value of its portfolio.

Principal Investment Strategies. The Mid-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as “mid-cap” companies. The Mid-Cap Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants. The Advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Mid-Cap Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index. On June 30, 2011, the market value of companies in the Russell Midcap® Growth Index ranged from approximately $1.4 billion to approximately $17.9 billion. The Advisor intends to invest in companies that, at a minimum, meet two specific criteria. First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market’s earnings growth rate. This determination is generated from fundamental analysis and the Advisor’s assessment of the company’s growth prospects over the next three to five years. Second, the company’s stock should be selling at a reasonable valuation. Reasonable valuation is determined by applying a risk-adjusted price to earnings (“P/E”) multiple to Advisor-forecasted earnings per share (“EPS”) targets.

The foundation of the Advisor’s investment process is fundamental analysis that principally includes:

•	financial statement analysis;
•	management interviews;
•	industry analysis; and
•	competitor analysis.

This analysis represents approximately 80% of the Advisor’s investment approach. Companies are identified through Advisor-developed quantitative screens including:

•	historical EPS growth;
•	return on equity; and
•	debt-to-total capital.

Companies may also be identified through a number of other means including:

•	external research sources;
•	investment conferences;
•	in-office management visits; and
•	industry trends.

Critical to the Advisor’s assessment of a company’s future growth prospects is an understanding of what internal and external factors drove the company’s historical revenue and earnings growth. The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cash flow sources and uses, and earnings per share growth. When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate, the Advisor next determines whether the company is trading at a reasonable valuation.

Valuation analysis is the remaining 20% of the investment approach. To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company. The required return is translated into a P/E multiple.

The Advisor typically sells securities from the Mid-Cap Fund’s portfolio when the Advisor determines that a company’s future growth prospects are diminishing, and/or its valuation is no longer reasonable.

Principal Risks of Investing in the Fund. An investment in the Mid-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Mid-Cap Fund will be successful in meeting its investment objective. Generally, the Mid-Cap Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Mid-Cap Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Mid-Cap Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Mid-Cap Fund to achieve its investment objectives.

•
Market Sector Risk: The percentage of the Mid-Cap Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk: To the extent that the majority of the Mid-Cap Fund’s portfolio consists of common stocks, it is expected that the Mid-Cap Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Mid-Cap Companies Risk: Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

•
Portfolio Turnover Risk: Although the Advisor intends to hold the Mid-Cap Fund’s portfolio securities for the long-term, the Mid-Cap Fund may sell portfolio securities without regard to the length of time they have been held. The Mid-Cap Fund’s portfolio turnover rate is expected to be less than 100%, but could be higher in any given year. As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Mid-Cap Fund.

Performance Information. The bar chart and table shown below provide an indication of the risks of investing in the Investor Class Shares of the Mid-Cap Fund by showing changes in the Mid-Cap Fund’s performance from year to year and by showing how the Mid-Cap Fund’s average annual total returns compare to that of two broad-based securities market indexes. The performance reflected in the bar chart and table is for the Investor Class Shares and does not reflect the effect of the 12b-1 fee for the Investor Class Shares. Shareholders of the Investor Class approved the implementation of the 12b-1 plan at a meeting held on September 28, 2011. Had the 12b-1 plan been in effect during the periods reflected in the bar chart and table, the performance figures would have been lower. The Mid-Cap Fund’s past performance is not necessarily an indication of how the Mid-Cap Fund will perform in the future. Updated information on the Mid-Cap Fund’s results can be obtained by visiting: http://browncapital.com/mid-funds-overview.html.

Quarterly Returns During This Time Period
Highest return for a quarter	22.52%	Quarter ended June 30, 2009
Lowest return for a quarter	-13.59%	Quarter ended December 31, 2008
Year-to-date return as of most recent quarter	7.14%	Quarter ended June 30, 2011

Average Annual Total Returns	Past 1	Past 5	Since
Periods ended December 31, 2010	Year	Years	Inception
Mid-Cap Fund
Before taxes	27.04%	9.55%	12.05%
After taxes on distributions	26.87%	8.60%	11.19%
After taxes on distributions and sale of shares	17.58%	7.88%	10.33%
S & P MidCap 400® Index	26.64%	5.74%	11.66%
Russell Midcap® Growth Index	26.38%	4.88%	12.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Institutional Class shares of the Mid-Cap Fund had not yet commenced operations as of the date of this Prospectus.

Management.

Investment Advisor. Brown Capital Management, LLC. is the Mid-Cap Fund’s Investment Advisor.

Portfolio Managers. The Mid-Cap Fund is team-managed by Eddie C. Brown (founder, President, Chief Executive Officer, and Senior Portfolio Manager of the Advisor), Calvin H. Baker (Managing Director and Senior Portfolio Manager of the Advisor), Maurice L. Haywood (Managing Director and Senior Portfolio Manager of the Advisor), Walton D. Pearson (Managing Director and Senior Portfolio Manager of the Advisor), and Daman Blakeney (Director/Portfolio Manager of the Advisor). Mr. Brown, Mr. Baker, and Mr. Haywood have each served as portfolio manager for the Mid-Cap Fund since its inception in 2002, Mr. Pearson has served as portfolio manager since 2005, and Mr. Blakeney has served as portfolio manager since 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Financial Intermediary Compensation” on page 16 of the prospectus.

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

Investment Objective. The Small Company Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund. These tables describe the fees and expenses that you may pay if you buy and hold shares of the Small Company Fund.

Shareholder Fees
(fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None	None
Redemption Fee (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses
 (expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.20%		None
Other Expenses	x.xx	%	x.xx%
Total Annual Fund Operating Expenses[1]	x.xx	%	x.xx%
Fee Waivers and/or Expense Reimbursements[2]	–		–
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[2]	x.xx	%	x.xx%

1.	Total Annual Fund Operating Expenses have been restated to reflect current contractual arrangements with ALPS Funds Services, Inc.
2.
The Advisor has entered into an Expense Limitation Agreement with the Small Company Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Small Company Fund for certain months and to assume other expenses of the Small Company Fund, if necessary, in an amount that limits the Small Company Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Small Company Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.25% until July 31, 2013. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions, the Small Company Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement.

Example. This example is intended to help you compare the cost of investing in the Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Small Company Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$	$	$	$

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$	$	$	$

Portfolio Turnover. The Small Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Small Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Company Fund’s performance. During the most recent fiscal year, the Small Company Fund’s portfolio turnover rate was 6.96% of the average value of its portfolio.

Principal Investment Strategies. The Small Company Fund invests at least 80% of its assets in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, (“small companies”). The Small Company Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants. The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies.

The Advisor believes that:

•	a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
•	an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

•	contains elements of traditional dividend discount and earnings yield models;
•	establishes relative valuation for equity and fixed income markets; and
•	determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

•	sustainable revenue growth;
•	adequate resources to establish and defend a viable product or service market, and market share;
•	sufficient profitability to support long term growth; and
•	management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Principal Risks of Investing in the Fund. An investment in the Small Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Small Company Fund will be successful in meeting its investment objective. Generally, the Small Company Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Small Company Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Small Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Small Company Fund to achieve its investment objectives.

•	Market Sector Risk: The percentage of the Small Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

•	Equity Securities Risk: To the extent that the majority of the Small Company Fund’s portfolio consists of common stocks, it is expected that the Small Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•	Small Companies Risk: Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

•	Portfolio Turnover Risk: Although the Advisor intends to hold the Small Company Fund’s portfolio securities for the long-term, the Small Company Fund may sell portfolio securities without regard to the length of time they have been held. The Small Company Fund’s portfolio turnover rate is expected to be less than 100%, but could be higher in any given year. As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Small Company Fund.

Performance Information. The bar chart and table shown below provide an indication of the risks of investing in the Investor Class Shares of the Small Company Fund by showing changes in the Small Company Fund’s performance from year to year and by showing how the Small Company Fund’s average annual total returns compare to that of two broad-based securities market indexes. The performance reflected in the bar chart and table is for the Investor Class Shares and does not reflect the effect of the 12b-1 fee for the Investor Class Shares. Shareholders of the Investor Class approved the implementation of the 12b-1 plan at a meeting held on September 28, 2011. Had the 12b-1 plan been in effect during the periods reflected in the bar chart and table, the performance figures would have been lower. The Small Company Fund’s past performance is not necessarily an indication of how the Small Company Fund will perform in the future. Updated information on the Small Company Fund’s results can be obtained by visiting http://browncapital.com/small-funds-overview.html.

Quarterly Returns During This Time Period
Highest return for a quarter	39.72%	Quarter ended December 31, 2001
Lowest return for a quarter	-26.95%	Quarter ended September 30, 2002
Year-to-date return as of most recent quarter	12.85%	Quarter ended June 30, 2011

Average Annual Total Returns	Past 1	Past 5	Past 10
Periods Ended December 31, 2010	Year	Years	Years

Small Company Fund
Before taxes	22.56%	11.80%	5.81%
After taxes on distributions	22.48%	11.08%	5.45%
After taxes on distributions and sale of shares	14.77%	10.15%	5.01%
Russell 2000® Index	26.85%	4.47%	6.33%
Russell 2000® Growth Index	15.06%	2.29%	3.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Institutional Class shares of the Small Company Fund had not yet commenced operations as of the date of this Prospectus.

Management.

Investment Advisor. Brown Capital Management, LLC is the Small Company Fund’s Investment Advisor.

Portfolio Managers. The Small Company Fund is team-managed by Keith A. Lee (Managing Director and Senior Portfolio Manager of the Advisor), Robert E. Hall (Managing Director and Senior Portfolio Manager of the Advisor), Kempton M. Ingersoll (Managing Director and Senior Portfolio Manager of the Advisor), and Amy Y. Zhang (Managing Director and Senior Portfolio Manager of the Advisor). Mr. Lee and Mr. Hall have each served as portfolio manager for the Small Company Fund since its inception in 1992, Mr. Ingersoll has served as portfolio manager since 2000, and Ms. Zhang has served as portfolio manager since 2002.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Financial Intermediary Compensation” on page 16 of the prospectus.

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

Investment Objective. The International Equity Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund. These tables describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Shareholder Fees
(fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed
on shares sold after holding them for less than 60 days)	2.00%	2.00%

Annual Fund Operating Expenses
 (expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	x.xx	%	x.xx	%
Total Annual Fund Operating Expenses[1]	x.xx	%	x.xx	%
Fee Waivers and/or Expense Reimbursements[2]	x.xx	%	x.xx	%
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[2]	2.00%		1.75%

1.	Total Annual Fund Operating Expenses have been restated to reflect current contractual arrangements with ALPS Funds Services, Inc.
2.
The Advisor has entered into an Expense Limitation Agreement with the International Equity Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the International Equity Fund for certain months and to assume other expenses of the International Equity Fund, if necessary, in an amount that limits the International Equity Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the International Equity Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.75% until July 31, 2013. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions, the International E quity Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement.

Example . This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$	$	$	$

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$	$	$	$

Portfolio Turnover. The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the International Equity Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Equity Fund’s performance. During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was 28.25% of the average value of its portfolio.

Principal Investment Strategies. The International Equity Fund invests at least 80% of its assets in the equity securities of non-U.S. based companies, those companies domiciled outside the U.S. The International Equity Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets. The Advisor utilizes an analysis that seeks to identify those companies trading at a discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

The Advisor looks at the fundamental characteristics of each company individually, using analysis that includes:

•	relative valuation within an industry sector, and between countries or economic markets;
•	fundamental analysis of the company;
•	long term forecasting of earnings and asset values;
•	fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
•	use of investment industry research; and
•	use of direct local contacts in various countries, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

•	no individual country will represent more than 25% at cost of the International Equity Fund’s total assets;
•	no more than 15% at cost of the International Equity Fund’s total assets will be invested in emerging market securities;
•	no individual industry will represent more than 20% at cost of the International Equity Fund’s total assets; and
•	no individual security will represent more than 5% at cost of the International Equity Fund’s total assets.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Principal Risks of Investing in the Fund. An investment in the International Equity Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the International Equity Fund will be successful in meeting its investment objective. Generally, the International Equity Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the International Equity Fund may decline due to daily fluctuations in the securities markets.

•
Investment Style Risk: The performance of the International Equity Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the International Equity Fund to achieve its investment objectives.

•
Market Sector Risk: The percentage of the International Equity Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk: To the extent that the majority of the International Equity Fund’s portfolio consists of common stocks, it is expected that the International Equity Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Foreign Securities Risk: Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the International Equity Fund to sell its securities and could reduce the value of your shares.

•
Portfolio Turnover Risk: Although the Advisor intends to hold the International Equity Fund’s portfolio securities for the long-term, the International Equity Fund may sell portfolio securities without regard to the length of time they have been held. The International Equity Fund’s portfolio turnover rate is expected to be less than 100%, but could be higher in any given year. As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the International Equity Fund.

Performance Information. The bar chart and table shown below provide an indication of the risks of investing in the Investor Class Shares of the International Equity Fund by showing changes in the International Equity Fund’s performance from year to year and by showing how the International Equity Fund’s average annual total returns compare to that of a broad-based securities market index. The performance reflected in the bar chart and table is for the Investor Class Shares and does not reflect the effect of the 12b-1 fee for the Investor Class Shares. Shareholders of the Investor Class approved the implementation of the 12b-1 plan at a meeting held on September 28, 2011. Had the 12b-1 plan been in effect during the periods reflected in the bar chart and table, the performance figures would have been lower. The International Equity Fund’s past performance is not necessarily an indication of how the International Equity Fund will perform in the future. Updated information on the International Equity Fund’s results can be obtained by visiting http://browncapital.com/int-funds-overview.html.

Quarterly Returns During This Time Period
Highest return for a quarter	28.60%	Quarter ended June 30, 2009
Lowest return for a quarter	-23.81%	Quarter ended September 30, 2002
Year-to-date return as of most recent quarter	4.03%	Quarter ended June 30, 2011

Average Annual Total Returns	Past 1	Past 5	Past 10
Periods Ended December 31, 2010	Year	Years	Years

International Equity Fund
Before taxes	5.59%	1.70%	2.44%
After taxes on distributions	4.87%	0.33%	1.73%
After taxes on distributions and sale of shares	3.63%	1.18%	1.95%
MSCI EAFE® International Gross Index	8.21%	2.94%	3.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Institutional Class shares of the International Equity Fund had not yet commenced operations as of the date of this Prospectus.

Management.

Investment Advisor. Brown Capital Management, LLC is the International Equity Fund’s Investment Advisor.

Portfolio Managers. The International Equity Fund is team-managed by Martin J. Steinik (Managing Director and Senior Portfolio Manager of the Advisor), Stewart L. Gronek (Director and Portfolio Manager of the Advisor), Maurice L. Haywood (Managing Director and Senior Portfolio Manager of the Advisor), and Duncan Evered (Portfolio Manager of the Advisor). Mr. Steinik has served as portfolio manager for the International Equity Fund since 2005, Mr. Gronek and Mr. Haywood have each served as portfolio manager since 2006, and Mr. Evered served as portfolio manager since 2011.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Financial Intermediary Compensation” on page 16 of the prospectus.

THE BROWN CAPITAL MANAGEMENT MID-CAP FUND
THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

Purchase and Sale of Fund Shares. Each Fund’s minimum initial investment is $5,000 for Investor Class Shares ($2,000 for IRA and Keogh Plans) and $500,000 for Institutional Class Shares ($2,000 for IRA and Keogh Plans). Each Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan) for either class.

Purchase and redemption orders by mail should be sent to the Brown Capital Management Funds, specifying Fund name and share class, c/o ALPS Fund Services, Inc., P.O. Box 1466, Denver, Colorado 80201. Redemption orders by facsimile should be transmitted to 1-866-205-1499. Please call the Funds at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Funds have also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information. The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FUNDS

INVESTMENT OBJECTIVES

The investment objective of The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund is long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments for the equity funds. Each of the Funds is a diversified series of Brown Capital Management Mutual Funds (“Trust”).

The Funds’ investment objectives will not be changed without shareholder approval.

Principal Investment Strategy

The Brown Capital Management Mid-Cap Fund

Goal

The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”) seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as “mid-cap” companies. The Mid-Cap Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants. The Advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Mid-Cap Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index. On June 30, 2011, the market value of companies in the Russell Midcap® Growth Index ranged from approximately $1.4 billion to approximately $17.9 billion. The Mid-Cap Fund will not be limited to investing in securities of companies in any particular market.

Strategy

Overview

The Advisor intends to invest in companies that, at a minimum, meet two specific criteria. First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market’s earnings growth rate. This determination is generated from fundamental analysis and the Advisor’s assessment of the company’s growth prospects over the next three to five years. Second, the company’s stock should be selling at a reasonable valuation. Reasonable valuation is determined by applying a risk-adjusted price to earnings (“P/E”) multiple to Advisor-forecasted earnings per share (“EPS”) targets. This reasonable valuation criteria allows the Advisor to evaluate whether a company’s share price is undervalued, fairly-valued, or overvalued. The Advisor has employed this investment approach since 1983.

Fundamental Analysis

The foundation of the Advisor’s investment process is fundamental analysis that principally includes:

•	financial statement analysis;
•	management interviews;
•	industry analysis; and
•	competitor analysis.

This analysis represents approximately 80% of the Advisor’s investment approach. Companies are identified through Advisor-developed quantitative screens including:

•	historical EPS growth;
•	return on equity; and
•	debt-to-total capital.

Companies may also be identified through a number of other means including:

•	external research sources;
•	investment conferences;
•	in-office management visits; and
•	industry trends.

Critical to the Advisor’s assessment of a company’s future growth prospects is an understanding of what internal and external factors drove the company’s historical revenue and earnings growth. Therefore, regardless of the method of discovery, the Advisor begins by conducting extensive and thorough analysis of the company’s financial and operating results over the past three to five years. The primary focus of its fundamental analysis, however, is to look forward over the next three to five year period. The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cash flow sources and uses, and earnings per share growth. When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate during the evaluation period of the next three to five years, the Advisor next determines whether the company is trading at a reasonable valuation.

Reasonable Valuation Analysis

Valuation analysis is the remaining 20% of the investment approach. To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company. The required return is translated into a P/E multiple. Since the valuation methodology incorporates the use of the prevailing level of interest rates, the Advisor is generally willing to “pay” more for future growth in a low interest rate environment, and is generally willing to “pay” less for future growth in a high interest rate environment, all other things being equal.

The Mid-Cap Fund’s portfolio is constructed to achieve adequate diversification by investing in companies across many industries and economic sectors. Consistent with the Advisor’s investment process, the average intended holding period for companies is long-term (three to five years).

Under normal market conditions, the Mid-Cap Fund will invest at least 80% of its total assets in the equity securities of mid-cap companies. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

The Advisor typically sells securities from the Mid-Cap Fund’s portfolio when the Advisor determines that a company’s future growth prospects are diminishing, and/or its valuation is no longer reasonable.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Goal

The Brown Capital Management Small Company Fund (“Small Company Fund”) invests at least 80% of its assets in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, (“small companies”). The Small Company Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants. The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies.

While the Small Company Fund is managed in a benchmark agnostic manner, the Small Company Fund is commonly compared to the Russell 2000 Growth and Russell 2000 Indices. Both these benchmarks are widely-recognized unmanaged index of small capitalization common stocks.

Strategy

The Advisor believes that:

•	a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
•	an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

•	contains elements of traditional dividend discount and earnings yield models;
•	establishes relative valuation for equity and fixed income markets; and
•	determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

•	sustainable revenue growth;
•	adequate resources to establish and defend a viable product or service market, and market share;
•	sufficient profitability to support long term growth; and
•	management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

% of Total Assets
Equity securities	80 – 99%
Money market instruments	1 – 20%

This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

Principal Investment Strategy

The Brown Capital Management International Equity Fund

Goal
The Brown Capital Management International Equity Fund (“International Equity Fund”) invests at least 80% of its assets in the equity securities of non-U.S. based companies, those companies domiciled outside the U.S. The International Equity Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets. The Advisor utilizes an analysis that seeks to identify those companies trading at a discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

Strategy
The Advisor looks at the fundamental characteristics of each company individually, using analysis that includes:

•	relative valuation within an industry sector, and between countries or economic markets;
•	fundamental analysis of the company;
•	long term forecasting of earnings and asset values;
•	fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
•	use of investment industry research; and
•	use of direct local contacts in various countries, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

•	no individual country will represent more than 25% at cost of the International Equity Fund’s total assets;
•	no more than 15% at cost of the International Equity Fund’s total assets will be invested in emerging market securities;
•	no individual industry will represent more than 20% at cost of the International Equity Fund’s total assets; and
•	no individual security will represent more than 5% at cost of the International Equity Fund’s total assets.

Under normal market conditions the portfolio allocation range for the International Equity Fund will be:

% of Total Assets
Equity securities	80 – 99%
Money market instruments	1 – 20%

This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their investment objectives. Generally the Funds will be subject to the following additional risks:

Market Risk. Market risk refers to the possibility that the value of equity securities held by the Funds may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Funds’ portfolios) may decline, regardless of their long-term prospects. The Fund’s performance per share may change daily in response to such factors.

Investment Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. The returns from the types of stocks purchased by the Funds may at times be better or worse than the returns from other types of stocks (e.g., large-cap, mid-cap, growth, value, etc.). Each type of stock tends to go through cycles of performing better or worse than the stock market in general. The performance of the Funds may thus be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Market Sector Risk. The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on each Fund’s performance.

Equity Securities Risk. To the extent that the majority of each Fund’s portfolio consists of common stocks, it is expected that each Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Portfolio Turnover Risk. Although the Advisor intends to hold the Funds’ portfolio securities for the long-term, the Advisor may sell such portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect each Fund’s performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the section of the prospectus entitled “Financial Highlights” for the Funds’ portfolio turnover rates for prior periods.

Fund Specific Risk Factors

Mid-Cap Fund

Mid-Cap Companies Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Mid-Cap Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Small Company Fund

The Small Company Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Small Companies Risk. Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

International Equity Fund

Foreign Securities. The International Equity Fund will invest primarily in equity securities of non-U.S. based companies that involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

•
Emerging Market Risk: The International Equity Fund may invest a portion of its assets in countries with less developed securities markets. However, no more than 15% of its portfolio at cost will be invested in emerging markets securities. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. As a result, the International Equity Fund, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

•
Currency Risk: Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

•
Euro Risk: The International Equity Fund may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union (“EMU”) introduced the “Euro” as a common currency. The transition is now complete and each of the 11 countries successfully adopted the Euro as a common currency. Going forward, the volatility of the Euro will be dependent on the economic cycles within each country in the European Union and the world, European and global trade flows, the monetary and fiscal policies of the European Central Bank and the European Union, and the willingness of member states to maintain the common currency and expand the union. As a result, depending on the actions by European member states and situations described above, this may or may not adversely affect the value of the securities held by the International Equity Fund.

•
Political/Economic Risk: Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the International Equity Fund’s foreign investments.

•
Regulatory Risk: Less information may be available about foreign companies. In general, many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•	Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage, and custody costs, generally are higher than those involving domestic transactions.

OTHER INVESTMENT POLICIES

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and, to the extent permitted by applicable law and a Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of a Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. The International Equity Fund may also invest in securities of any kind including securities traded primarily in U.S. markets, in addition to the short-term investments listed above, as a temporary defensive measure. To the extent a Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, each Fund may also hold money market or repurchase agreement instruments for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

An investment in one of the Funds should not be considered a complete investment program. Whether one of the Funds is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles likely will not find the Funds to be an appropriate investment vehicle if they want to invest in the Funds for a short period of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds may, from time to time, make available portfolio holdings information at the following website, www.___________.com, including the complete portfolio holdings as of the end of each calendar month. This information is generally posted to the website within three business days of the end of each calendar month and remains available until new information for the next calendar month is posted. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

DISTRIBUTION PLAN

Each of the Funds has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for Investor Class shares of the Fund. Pursuant to the Distribution Plan, the Funds compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of each Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plan provides that the Funds will pay the annual rate of up to 0.25% (for the Mid-Cap Fund and International Equity Fund) and 0.20% (for the Small Company Fund) of the average daily net assets of each Fund’s Investor Class shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to each Fund’s shares. Because the 12b-1 fees are paid out of the Funds’ assets on an on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Institutional Class shares are sold without the imposition of 12b-1 fees.

Management of the Funds

 THE INVESTMENT ADVISOR

The Funds’ investment advisor is Brown Capital Management, LLC, 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to advisory contracts with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. Subject to the authority of Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Funds’ assets. The Advisor manages the investment and reinvestment of the Funds’ assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor, which was originally organized as a Maryland corporation in 1983 and converted to a Maryland limited liability company in 2011, is controlled by Eddie C. Brown. Effective December 31, 2011, Mr. Brown’s ownership percentage will decrease to 50% and Mr. Keith Lee, Managing Director and Senior Portfolio Manager of the Advisor, will own 25% of the Advisor. Other officers and managers of the Advisor will own the remaining 25%.

The Advisor has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. As of June 30, 2011, the Advisor had approximately $4 billion in assets under management.

The Funds will be managed primarily by a portfolio management team consisting of the following:

Fund	Portfolio Manager	Work Experience
Mid-Cap Fund	Management Team
The Fund is team-managed. Mr. Brown is founder, President, Chief Executive Officer, and Senior Portfolio Manager of the Advisor. Mr. Brown has been with the Advisor since its inception in 1983. Calvin H. Baker, Maurice L. Haywood, Walton D. Pearson, and Daman Blakeney work together with Mr. Brown to manage the Mid-Cap Fund. Mr. Baker, Managing Director and Senior Portfolio Manager, joined the Advisor in 2000. Prior to this, Mr. Baker was a Financial Executive at the Wisconsin Energy Corporation from 1991 to 2000. From 1988 to 1991 he also served as a Financial Executive at Economic Development Corporation. Mr. Haywood, Managing Director and Senior Portfolio Manager, joined the Advisor in 2000. Prior to this, Mr. Haywood was a Partner and Investment Analyst at Holland Capital Management from 1993 to 2000. From 1987 to 1993, Mr. Haywood was an Assistant Vice President at First National Bank of Chicago. Mr. Pearson, Managing Director and Senior Portfolio Manager, joined the Advisor in 2005. Prior to this, Mr. Pearson was a Managing Director and Senior Portfolio Manager at Putnam Investment from 2003 to 2005. From 1993 to 2003, he served as Senior Vice President and Senior Portfolio Manager for Alliance Capital Management. Mr. Blakeney, Director/Portfolio Manager, joined the Advisor in 2008. Prior to this, Mr. Blakeney was an Equity Analyst at Voyageur Asset Management, Inc., from 2005 to 2008 and an Equity Research Analyst at Victory Capital Management Inc. from 1999 to 2005.

Small Company Fund	Management Team
The Fund is team managed. Keith A. Lee is Managing Director and Senior Portfolio Manager and has been a portfolio manager of the Advisor since 1991. Prior to this, Mr. Lee was a Vice President at Nexus Consulting from 1990 to 1991. From 1987 to 1988, Mr. Lee was an Investment Representative at BT Alex Brown. Mr. Lee works with Robert E. Hall, Kempton Ingersol, and Amy Zhang in the management of the fund. Mr. Hall, Managing Director and Senior Portfolio Manager, joined the Advisor in 1993. Prior to this, Mr. Hall was an Investment Advisor at the Investment Center from 1990 to 1993. From 1983 to 1989, Mr. Hall was an Advisor and Portfolio Manager for Emerging Growth Partners. Mr. Ingersol, Managing Director and Senior Portfolio Manager, joined the Advisor in 1999, but assumed his current role in 2000. From 1999 through 2000, Mr. Ingersol served as Brown Capital Management’s Marketing Director in the Texas Region. Prior to that, he was an Investment Banker at Dain Rauscher Incorporated and Grigsby Brandford &

Fund	Portfolio Manager	Work Experience

Company from 1997 to 1999 and 1994 to 1997, respectively. Ms. Zhang, Managing Director and Senior Portfolio Manager, joined the Advisor in 2002. Prior to joining the Advisor, Ms. Zhang was an analyst at Epsilon Investment Management LLC and Templeton from 1999 to 2002 and 1998 to 1999, respectively.

International Equity Fund	Management Team
The Fund is team managed by Martin J. Steinik, Stewart L. Gronek, Maurice L. Haywood and Duncan Evered. Mr. Steinik is Managing Director and Senior Portfolio Manager and joined the Advisor in 2005. Prior to this, Mr. Steinik was Vice President and Equity Analyst at JP Morgan from 2002 to 2005. From 2001 to 2002, Mr. Steinik was an Equity Analyst at Morgan Stanley and from 1994 to 1999, he served as Research Analyst for Templeton Investment Council. Mr. Gronek is a Director and Portfolio Manager and joined the Advisor in 2006. Prior to this, Mr. Gronek was a Senior Financial Analyst at PetSmart Inc. from March 2006 to November 2006. From 2004 to 2006, Mr. Gronek was an Equity Analyst at JP Morgan. In addition, prior experience includes working as a Trust Officer and Global Accounting Analyst at The Northern Trust Company and a Research Analyst at M.A. Weatherview & Company. Mr. Evered is a Director/Senior Portfolio Manager and joined the Advisor in 2011. Prior to joining the Advisor, Mr. Evered worked for CONNECT and American Express Financial Advisors and Templeton for four years and eleven years, respectively.

The Fund’s SAI provides additional information about the portfolio managers, their compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Advisor’s Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each of the Funds’ average daily net assets at the annual rate of:

Mid-CapFund:
0.75% on all assets

Small Company Fund:
1.00% on all assets

International Equity Fund:
1.00% of the first $100 million
0.75% on all assets over $100 million

The amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year ended March 31, 2011 was as follows:

Fees Paid to the Advisor
Fund	as a Percentage of Assets
Mid-Cap Fund	0.25%
Small Company Fund	1.00%
International Equity Fund	0.09%

Disclosure Regarding Approval of the Advisory Contracts. A discussion regarding the Trustees’ basis for approving the renewal of the advisory contracts on behalf of the Mid-Cap Fund, Small Company Fund and International Equity Fund is available in the Funds’ Semi-annual Report to shareholders for the six-month period ended September 30, 2010 and, when available, for the Mid-Cap Fund, Small Company Fund and International Equity Fund, in the Semi-annual Report for the six–month period ending September 30, 2011. You may obtain a copy of these Semi-annual Reports, free of charge, upon request to the Funds.

Expense Limitation Agreements. In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) are limited to 0.90% of the average daily net assets of the Mid-Cap Fund; 1.25% of the average daily net assets of the Small Company Fund; and 1.75% of the average daily net assets of the International Equity Fund for period ending the last day of July 31, 2013. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreements, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreements.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) fiscal years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund’s assets exceed $20 million for the Small Company Fund and the International Equity Fund or $15 million for the Mid-Cap Fund; (ii) the particular fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Funds as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Funds and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Funds and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.

The 1940 Act generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Funds pay to an affiliate of the Advisor does not exceed the industry’s customary brokerage commission for similar transactions. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

Payments to Financial Intermediaries. The Advisor or the Distributor may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. Cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services, and certain other marketing support services. The Advisor may make these payments from its own resources. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator, and any other financial intermediary having a selling, administration, or similar agreement with the Advisor or the Distributor.

The Advisor may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits that the Advisor receives when these payments are made include, among other things, placing the Funds on the financial intermediaries funds sales system, possibly placing the Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). The Advisor compensates financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments that the Advisor makes may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (Asset-Based Payments). Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The revenue sharing payments the Advisor may make may be also calculated on sales of new shares in the Funds attributable to a particular financial intermediary (Sales-Based Payments). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

The Advisor also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars, or sales or training programs at which the Advisor’s personnel may make presentations on the Funds to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

The Advisor is motivated to make the payments described above since they promote the sale of Funds shares and the retention of those investments by clients of financial intermediaries. Although it is expected that an increase in the Funds’ assets would benefit shareholders by reducing the expense ratios, there can be no assurance that such benefit will be realized. To the extent financial intermediaries sell more shares of Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management fees paid to the Advisor by the Funds with respect to those assets. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from the Advisor or the Funds, as well as about fees and/or commissions it charges.

THE ADMINISTRATOR AND TRANSFER AGENT

ALPS Fund Services, Inc. (“Administrator”) acts as the Funds’ administrator, transfer agent and dividend disbursing agent. In the performance of its administrative responsibilities to the Funds, ALPS coordinates the services of each vendor to the Funds, and provides the Funds with certain administrative and fund accounting services.

THE DISTRIBUTOR

ALPS Distributors, Inc. (“Distributor”) is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or others.

ADDITIONAL INFORMATION ON EXPENSES

In addition to the investment advisory fees, the Funds pay all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of their independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as each Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUNDS

MINIMUM INVESTMENT

The Funds’ Shares are sold and redeemed at net asset value. Institutional Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is for Institutional Class shares is $500,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The minimum initial investment for Investor Class shares is $5,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). Each of the Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining a Fund’s Net Asset Value. The price at which shares are purchased and redeemed is based on the next calculation of a Fund’s net asset value after an order is received in good form. An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request, and if applicable, payment in full of the purchase amount. Each Fund’s net asset value per share is calculated by dividing the value of the particular fund’s total assets, less liabilities (including that fund’s expenses, which are accrued daily), by the total number of outstanding shares of that fund. To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares (e.g. the International Equity Fund), the net asset values of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith by the Advisor in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Funds’ total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund’s net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of the Funds’ net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds.

PURCHASING SHARES

You can make purchases directly from the Funds by mail or bank wire. The Funds have also authorized one or more brokers to receive purchase and redemption orders on their behalf and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of the Funds. Such orders will be deemed to have been received by the Funds when an authorized broker or broker-authorized designee receives the order, subject to the order being in good form. The orders will be priced at the Fund’s net asset value next computed after the orders are received by the authorized broker or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Funds reserve the right to (i) refuse any request to purchase shares of the Funds for any reason, and (ii) suspend their offering of shares at any time.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by the Funds. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the particular Fund(s), Administrator, and Transfer Agent. The particular Fund(s) will charge [a $35 fee] and may redeem shares of that fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable fund, to:

Brown Capital Management Funds
[Name of Fund and Share Class]
c/o ALPS Fund Services, Inc.
P.O. Box 1446
Denver, Colorado 80201

Please remember to add a reference to the applicable Fund and share class on your check to ensure proper credit to your account. The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire transfers from your financial institution. To establish a new account or add to an existing account by wire, please call the Funds at 1-877-892-4BCM (1-877-892-4226) for wire instructions and to advise the Funds of the investment, dollar amount, and account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment for any share class is $500. Before adding funds by bank wire, please call the Funds at 1-877-892-4BCM (1-877-892-4226) for wire instructions and to advise the Funds of the investment, dollar amount, and account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the particular fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature. You may exchange shares of any of the Funds for shares of the same class of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Shares may only be exchanged for Institutional Shares. Investor Shares may only be exchange for Investor Shares. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Funds do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Funds’ share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor. The Funds may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Funds receive this required information. If after opening the investor’s account the Funds are unable to verify the investor’s identity after having used reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Funds close an investor’s account because the Funds were unable to verify the investor’s identity, the Funds will value the account in accordance with the Funds’ next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Funds will not be responsible for any losses incurred due to the Funds’ inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Brown Capital Management Funds
[Name of Fund and Share Class]
c/o ALPS Fund Services, Inc.
P.O. Box 1446
Denver, Colorado 80201

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the applicable fund and share class, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. The Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (1-866-205-1499). The confirmation instructions must include the following:

(1)	Designation of Share Class and name of fund (Mid-Cap Fund, Small Company Fund, or International Equity Fund),
(2)	Shareholder(s) name and account number,
(3)	Number of shares or dollar amount to be redeemed,
(4)	Instructions for transmittal of redemption proceeds to the shareholder, and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days on which your financial institution is not open for business. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds. See “Signature Guarantees” below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-877-892-4BCM (1-877-892-4226). Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the particular fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 30 days’ prior written notice. If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the particular fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds’ net asset value per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash and would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund’s net asset value at the beginning of such period.

Signature Guarantees. To protect your account and each of the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. The Funds reserve the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. The Funds may suspend redemptions, if permitted by the 1940 Act, for any period during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists. Redemptions may be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds’ securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as fixed income securities may be more volatile during certain economic conditions than equity securities and it may be more difficult to sell to meet redemptions in a limited market. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short–term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage and identify such activity by shareholders of the Funds. The Funds do not accommodate Frequent Trading. Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in that Fund by the Fund’s refusal of further purchase and/or exchange orders from such investor. Each Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker–dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to those Funds. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to that Fund. Accordingly, the ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The Advisor currently does not allow exceptions to the policy.

Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place.

Effective December 1, 2010, shares of the International Equity Fund will be assessed a fee of 2.00% of the redemption amount if such shares are redeemed within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to offset the cost of liquidating a shareholders’ investment in the Fund, discourage short-term trading of shares, and protect long-term shareholders – the redemption fee is not a sales charge of other fee intended to finance sales or marketing expenses. No redemption fee will be imposed in the following cases:

•	Redemption of shares purchased through reinvestment of dividends or capital gains distributions;

•	Redemption of shares exchanged for shares of The Brown Capital Mid-Cap Fund, or The Brown Capital Management Small Company Fund;

•	Amounts representing capital appreciation of shares;

•
Redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 20% per year of a shareholder’s account value based on the value of the account at the time the Systematic Withdrawal Plan is established or modified, provided all dividends and distributions are reinvested.

•	Redemptions of shares to pay fund or account fees;

•
Redemption of shares upon the death or permanent disability of the shareholder. This exemption is available only for shares held at the time of death or initial determination of permanent disability and provided the Fund is notified of the requested exemption at the time of the redemption request; or

•	Mandatory distributions from a tax-deferred retirement plan or IRA. This exemption is available only if the Fund is notified of the requested exemption at the time of the redemption request.

In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of shares held by the shareholder for the longest period of time. If shares are held and subsequently redeemed through an omnibus account, the financial intermediary that places the trade with the Fund will be responsible for determining the amount of the redemption fee for each respective sale of shares and of the collection of such fees, if any.

Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of the Funds’ shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders at least annually. A Fund’s shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions. Although a Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non–corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rate will not apply to qualified dividend income distributed after December 31, 2012. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders of a Fund may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems shares in a Fund will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares, provided that any loss recognized on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The International Equity Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the International Equity Fund’s foreign tax obligations, provided that you meet certain requirements and the Fund satisfies certain requirements. See your tax adviser or IRS publications for more information.

As with all mutual funds, each Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure distributions and sale of shares of a Fund are treated appropriately on their income tax returns.

Cost Basis Reporting. Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

FINANCIAL HIGHLIGHTS

The financial highlights that follow are intended to help you understand each Fund’s financial performance for the previous five fiscal years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of each of the Funds. The financial data in the table for each period have been audited by ______, LLP, an independent registered public accounting firm, whose reports covering such years are incorporated by reference into the SAI. This information should be read in conjunction with the Funds’ latest audited annual financial statements and notes thereto, which are also incorporated by reference to the SAI, a copy of which may be obtained at no charge by calling the Funds at 1-877-892-4BCM (1-877-892-4226). Further information about the performance of the Funds is contained in the Annual Report of each of the Funds, a copy of which may also be obtained at no charge by calling the Funds.

The Brown Capital Management Mid-Cap Fund

Investor Shares
(For a Share Outstanding Throughout each Year)

	Year ended March 31,

	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Year	$15.71	$9.86	$12.95	$14.26	$15.87

Income from investment operations:
Net investment income (loss)	(0.06)	(0.06)	0.36	(0.09)	(0.08)
Net realized and unrealized gain (losses)
on securities	4.81	5.91	(3.05)	(0.25)	0.11
Total from investment operations	4.75	5.85	(2.69)	(0.34)	0.03

Less distributions:
Dividends (from net investment income)	–	–	(0.40)	–	–
Distributions (from capital gains)	(0.07)	–	–	(0.97)	(1.64)
Total Distributions:	(0.07)	–	(0.40)	(0.97)	(1.64)

Net Asset Value, End of Period	$20.39	$15.71	$9.86	$12.95	$14.26

Total return (a)	30.30%	59.33%	(20.80)%	(3.13)%	0.29%

Ratios/supplemental data

Net Assets, End of Period (in thousands)	$23,484	$10,118	$2,251	$2,675	$2,769
Average Net Assets for the Period (in thousands)	$12,678	$8,513	$2,509	$2,913	$2,714

Ratio of gross expenses to average net assets (b)	2.03%	2.79%	4.16%	2.81%	3.20%
Ratio of net expenses to average net assets (b)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment loss to average net assets	(0.54)%	(0.47)%	1.19%	(0.65)%	(0.53)%

Portfolio turnover rate	38.11%	35.26%	51.21%	63.43%	65.13%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	The expense ratios listed above reflect total expenses prior to any waivers or reimbursements (gross expense ratio) and after any waivers or reimbursements (net expense ratio) .

The Brown Capital Management Small Company Fund

Investor Shares
(For a Share Outstanding Throughout each Year)

	Year ended March 31,

	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Year	$36.44	$23.71	$31.63	$35.44	$34.90

Income (loss) from investment operations:
Net investment loss	(0.23)	(0.16)	(0.15)	(0.26)	(0.30)
Net realized and unrealized gain (loss)
on securities	11.86	12.89	(7.44)	0.22	4.42
Total from investment operations	11.63	12.73	(7.59)	(0.04)	4.12

Less distributions:
Distributions (from capital gains)	(0.19)	–	(0.33)	(3.77)	(3.58)
Total Distributions	(0.19)	–	(0.33)	(3.77)	(3.58)

Net Asset Value, End of Year	$47.88	$36.44	$23.71	$31.63	$35.44

Total return (a)	31.98%	53.69%	(24.00)%	(1.33)%	12.56%

Ratios/supplemental data

Net Assets, End of Year (in thousands)	$1,178,279	$756,245	$312,066	$297,437	$328,085
Average Net Assets for the Year (in	$854,095	$539,424	$317,926	$318,185	$361,229
thousands)

Ratio of gross expenses to average net assets	1.19%	1.21%	1.24%	1.22%	1.20%
(b)
Ratio of net expenses to average net assets (b)	1.19%	1.21%	1.24%	1.22%	1.20%
Ratio of net investment loss to average net	(0.68)%	(0.63)%	(0.64)%	(0.77)%	(0.77)%
assets

Portfolio turnover rate	6.96%	13.01%	8.09%	20.91%	14.08%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	The expense ratios listed above reflect total expenses prior to any waivers or reimbursements (gross expense ratio) and after any waivers or reimbursements (net expense ratio) .

The Brown Capital Management International Equity Fund

Investor Shares
(For a Share Outstanding Throughout each Year)

	Year ended March 31,

	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Year	$9.57	$5.99	$12.33	$16.68	$14.17

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.01	0.12	0.15	0.03
Net realized and unrealized (loss) gain on
securities and foreign currency translations	0.59	3.63	(5.75)	(1.43)	2.99
Total from investment operations	0.64	3.64	(5.63)	(1.28)	3.02

Less distributions:
Dividends (from net investment income)	(0.19)	(0.06)	(0.12)	(0.05)	(0.02)
Distributions (from capital gains)	–	–	(0.59)	(3.02)	(0.49)
Total distributions	(0.19)	(0.06)	(0.71)	(3.07)	(0.51)

Net Asset Value, End of Year	$10.02	$9.57	$5.99	$12.33	$16.68

Total return (a)	6.79%	61.09%	(46.39)%	(9.84)%	21.46%

Ratios/supplemental data

Net Assets, End of Year (in thousands)	$10,696	$12,811	$6,827	$14,628	$17,235
Average Net Assets for the Year (in thousands)	$11,461	$10,445	$10,248	$16,854	$15,099

Ratio of gross expenses to average net assets (b)	2.91%	2.78%	2.85%	2.15%	2.09%
Ratio of net expenses to average net assets (b)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment (loss) income
to average net assets	0.48%	0.01%	1.32%	1.10%	0.20%
Portfolio Turnover Rate	28.25%	43.88%	46.08%	53.61%	30.86%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	The expense ratios listed above reflect total expenses prior to any waivers or reimbursements (gross expense ratio) and after any waivers or reimbursements (net expense ratio) .

Additional Information

Please see the back cover of this prospectus on how to contact the Funds and how to receive additional information regarding the Funds.

The Brown Capital Management
Mutual Funds are a series of
Brown Capital Management Mutual Funds

Additional information about the Funds is available in the Funds’ SAI, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-annual Reports to shareholders. The Funds’ Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge on the website listed below and upon request (you may also request other information about the Funds or make shareholder inquiries) as follows:

Documented:	Internet:

Brown Capital Management Funds	www.XXXXXXX.com
c/o ALPS Fund Services, Inc.
P.O. Box 1466
Denver, Colorado 80201

Toll-Free Telephone:	E-mail:

1-877-892-4BCM
(1-877-892-4226)	information@browncapital.com

Information about the Funds (including each Fund’s SAI, financial reports, Form N-Q, and other information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov,or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act file number 811-06199

PART B

FORM N-1A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

THE BROWN CAPITAL MANAGEMENT MID-CAP FUND
Ticker Symbol BCMSX (Investor Class), XXXXX (Institutional Class)

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
Ticker Symbol BCSIX (Investor Class), XXXXX (Institutional Class)

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND
Ticker Symbol BCIIX (Investor Class), XXXXX (Institutional Class)

Each a series of
BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

1201 N. Calvert Street
Baltimore, Maryland 21202
Telephone 1-877-8924BCM (1-877-892-4226)

October ____, 2011

Table of Contents

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	4
PORTFOLIO TRANSACTIONS	7
NET ASSET VALUE	8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	9
DESCRIPTION OF THE TRUST	10
ADDITIONAL INFORMATION CONCERNING TAXES	10
MANAGEMENT AND OTHER SERVICE PROVIDERS	15
DISTRIBUTION PLAN	25
SPECIAL SHAREHOLDER SERVICES	26
DISCLOSURE OF PORTFOLIO HOLDINGS	27
FINANCIAL STATEMENTS	29
APPENDIX A – DESCRIPTION OF RATINGS	30
APPENDIX B – PROXY VOTING POLICIES	34

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus for the Investor and Institutional Shares of The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”), The Brown Capital Management Small Company Fund (“Small Company Fund”), and The Brown Capital Management International Equity Fund (“International Equity Fund”) (each a “Fund” and collectively, the “Funds”), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Information from the Funds’ Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Funds’ Prospectus, Annual Report and

Semi-Annual Report may be obtained at no charge by writing or calling the Funds at the address and toll-free telephone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.

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DESCRIPTION OF THE TRUST

Brown Capital Management Mutual Funds (the “Trust”) is an open-end management investment company that was organized as a Delaware statutory Trust on June 13, 2011. Under the Trust’s Declaration of Trust, the Trustees are authorized to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of three series, as follows: The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International Equity Fund (the “International Equity Fund”), and The Brown Capital Management Mid-Cap Fund (the “Mid-Cap Fund”) (each generally may be referred to as a “Fund” and collectively as the “Brown Capital Management Funds” or the “Funds”). Each of the Funds is managed by Brown Capital Management, LLC (the “Advisor,” “BCM” or “Brown Capital Management”) of Baltimore, Maryland. The Funds currently offer two classes of shares: Investor Class and Institutional Class. The Small Company Fund was organized in 1992, the International Equity Fund was organized in 1999, and the Mid-Cap Fund was organized in 2002. Each of the Funds is a separate diversified series of the Trust. Each Fund is the successor to a series of Nottingham Investment Trust II (the “Predecessor Funds”). Nottingham Investment Trust II was organized on October 25, 1990 as a Massachusetts business trust and was an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). BCM (and its predecessor) managed the Predecessor Funds. At a shareholder meeting held September 28, 2011, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust (the “Reorganization”). The Reorganization became effective on October ___, 2011 and, as a result, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less that a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of each Fund will be fully paid and non-assessable. The Trust does not issue share certificates.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

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OTHER INVESTMENT POLICIES

The following policies supplement the Funds’ investment objectives and policies as set forth in the Prospectus for the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

The Funds’ will not change their investment objectives without shareholder approval.

Repurchase Agreements. Each of the Funds may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the particular Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the 1940 Act” that are collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Brown Capital Management, LLC (“Advisor”), the investment advisor to the Funds, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which would cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Money Market Instruments. The Funds may invest in money market instruments, which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When one of the Funds acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by either Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Foreign Securities. The Mid-Cap Fund may only purchase foreign securities traded domestically as American Depository Receipts (“ADRs”); provided, however, these Funds do not consider securities of foreign issuers principally traded on U.S. markets to be foreign securities. The Small Company Fund and the International Equity Fund may invest in foreign securities as well as ADRs and securities of foreign issuers principally traded on U.S. markets. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less

4

volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Forward Currency Exchange Contracts. With respect to the Small Company Fund and International Equity Fund, the Funds’ custodian will automatically execute forward currency exchange contracts in order to facilitate the settlement of trades of portfolio securities in foreign markets. A forward currency exchange contract is a contractual obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The forward currency exchange contracts are used to hedge or protect the Funds against an adverse change in foreign currency exchange rates between the trade and settlement dates of portfolio security transactions. Although forward currency exchange contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. Forward currency exchange contracts will not eliminate fluctuations in the prices of the Funds’ underlying portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Illiquid Investments. Each of the Funds may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust’s Board of Trustees (each a “Trustee” and collectively, “Trustees”), the Advisor determines the liquidity of a Fund’s investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Funds’ rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, one of the Funds was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

Funding Agreements. Within their limitations in illiquid securities, the Funds may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protection may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Borrowing. Each of the Funds may borrow money in accordance with the 1940 Act. In the event that a Fund should ever borrow money, such borrowing could increase the Fund’s costs, reduce the value of the Fund’s assets and the value (and return) of a shareholder’s investment in the Fund. Any and all such borrowing will comply with the requirements of the 1940 Act which requires, among other things, the maintenance of certain asset coverage tests for such borrowings. Borrowing may also exaggerate changes in the Fund’s Net Asset Value and in the return of the Fund. Borrowing will cost the Fund interest expenses and other fees that could negatively impact the Fund’s performance return.

Defensive Investments. The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalents positions

5

(e.g., money market securities, U.S. Government securities, and/or similar securities). When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Restricted Securities. Although not part of their principal investment strategies, each Fund is permitted to purchase restricted securities within its limitation on investments in illiquid securities. Restricted securities generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities, which can be offered and sold to qualified institutional buyers under Rule 144A of the 1933 Act (“144A Securities”), and that are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Lending Portfolio Securities. Each Fund may each lend its portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that the Advisor has determined are in good standing and when, in the Advisor’s judgment, the income earned would justify the risks. A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral.

INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the particular Fund. A “majority” for this purpose, means, with respect to the Funds, the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase. None of the Funds will change the investment objective that is stated in the Prospectus without shareholder approval.

As a matter of fundamental policy, each Fund may not:

(1)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2)	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(4)	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

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(5)	Issue any senior security to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(6)	Borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

(7)
Purchase or sell physical commodities or commodity futures contracts, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Additionally, as a matter of fundamental policy, each Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds’ fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability

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of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of Fund shares as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell Fund shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. The Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The Advisor directed a portion of the Funds’ brokerage transactions to certain brokers because of those types of research services provided. The amounts of these transactions for the fiscal year ended March 31, 2011 for the Mid-Cap Fund, the Small Company Fund, and International Fund were $11,601,030, $161,875,866, and $3,199,918, respectively, and the related commissions paid to these brokers were $13,580, $273,002 and $5,060, respectively, for that year.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission (“SEC”). The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 2009, 2010 and 2011 the Mid-Cap Fund paid brokerage commissions of $16,004, $14,693 and $21,126 respectively; the Small Company Fund paid brokerage commissions of $370,407, $835,843 and $513,882 respectively (the increase in brokerage commission for the fiscal year ended March 31, 2010 from the previous fiscal years was primarily due to increased asset flows into the Fund; the decrease in brokerage commission for the fiscal year ended March 31, 2011 from the previous fiscal year was primarily due to lower portfolio turnover); the International Equity Fund paid brokerage commissions of $21,806, $15,693and $12,820 respectively.

NET ASSET VALUE

The net asset value per share of each class of each Fund is determined at the time normal trading closes on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time, Monday through Friday). The net asset value per share of each class of each Fund is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the

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following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each class of the Funds will not be calculated.

The net asset value per share of each class of each Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. “Assets belonging to the Fund” consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of such Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to a Fund and the classes of such Fund, are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Trustees. In valuing the Funds’ total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximate market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Funds or the Funds’ distributor, ALPS Distributors, Inc. (“Distributor”). Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. The net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading, (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above. The fund’s net asset value per share is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt, and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under “Investing in the Funds – Redeeming Your Shares,” each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds, and the assessment by the International Equity Fund of a 2.00% redemption fee on shares sold after holding them for less than 60 days. For information on the redemption fee see “Frequent Purchases and Redemptions” in the Prospectus.

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ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in a Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Funds that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term Residents);

•

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Funds shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. The Funds intend to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Funds will qualify as a RIC if, among other things, they meet the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

Beginning in 2011, if a RIC fails this 90% income test it is no longer subject to a 35% penalty as long as such failure is inadvertent. Instead, such RIC is only required to pay the tax the amount of shortfall to the amount that would have satisfied the 90% income test.

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With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

Beginning in 2011, if a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.” Such cure right is similar to that previously and currently permitted for a REIT.

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by a Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Funds will generally be subject to a nondeductible 4% federal excise tax on the portion of their undistributed ordinary income with respect to each calendar year and undistributed capital gains if they fail to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of a Fund’s ordinary income (computed on a calendar year basis), (ii) 98% of a Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

The Funds may be required to recognize taxable income in circumstances in which they do not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in a Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to 2011, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Funds, if any, prior to distributing such gains to shareholders.

Gain or loss realized by the Funds from the sale or exchange of warrants acquired by the Funds as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long a Fund held a particular warrant. Upon the exercise of a warrant acquired by the Funds, a Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Funds will qualify as RICs for each taxable year.

Failure to Qualify as a RIC. If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not

11

such income was distributed. Distributions to a Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2012, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which a Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Funds from their investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Funds) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2012, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by a Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2013. Distributions in excess of a Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2012; beginning in 2013, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income. Beginning in 2011, the Funds are not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Funds intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Funds may, under certain circumstances, elect to treat a dividend that is paid

12

during the following taxable year as if it had been paid during the taxable year in question. If the Funds make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Funds in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Funds intend to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of a Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of a Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of a Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

The Funds are required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Securities lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and their shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

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MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust. The Chairman of the Board of Trustees is an Independent Trustee. The address of each Trustee and officer, unless otherwise indicated, is 1201 N. Calvert Street, Baltimore, Maryland 21202. In regard to each Trustee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in reaching a conclusion to have the Trustees serve on the Board.

Trustee Qualifications. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee.

Jack E. Brinson - Mr. Brinson has experience as an investor, including his role as trustee of several other investment companies and business experience as President of a company in the business of private investing.

James H. Speed, Jr. - Mr. Speed also has experience as an investor as trustee of several other investment companies and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.

Keith A. Lee – Mr. Lee has experience as an investor, serving for more than 20 years as a portfolio manager/analyst, and business experience as a Managing Director and Chairman of the Management Committee of an investment management company.

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Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 79	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	3

Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Starboard Investment Trust for the eleven series of that trust; Tilson Investment Trust for the two series of that trust; and Giordano Investment Trust for the one series of that trust (all registered investment companies); previously, Independent Trustee of de Leon Funds trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, New Providence Investment Trust for its one series from 1999 to 2011, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

James H. Speed, Jr., 58	Trustee	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	3

Independent Trustee of Hillman Capital Management Investment Trust for its two series; Starboard Investment Trust for its six series (all registered investment companies); Member of Board of Directors of M&F Bancorp, Inc.; previously Independent Trustee of Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

Interested Trustees*
Keith A. Lee, 51 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Managing Director/Senior Portfolio Manager of Brown Capital Management, Inc. (advisor of the Funds); previously, Senior Vice President of Brown Capital Management, Inc.	3	None
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, LLC, the advisor of the Funds.
Other Officers
Robert Young, ___ 1201 N. Calvert Street Baltimore, Maryland 21202	Vice President	Since 2011		n/a	n/a

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Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John H. Lively, 41 1201 N. Calvert Street Baltimore, Maryland 21202	Secretary	Since 2011

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.

				n/a	n/a
Cecil Flamer, ____ 1201 N. Calvert Street Baltimore, Maryland 21202	Treasurer, and Principal Financial Officer	Since 2011		n/a	n/a
Julian G. Winters, 41 1701 Sunset Avenue Suite 203 Rocky Mount, NC 27804	Chief Compliance Officer	Since 2004

Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.

				n/a	n/a

The Board’s Role in Risk Oversight. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust (the “CCO”) with respect to risk oversight matters. The Trust’s CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

Trustee Standing Committees. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance and governance matters. The Board of Trustees currently has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Funds’ last fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee and the Nominating Committee does not consider nominees recommended by the Funds’ shareholders. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the Funds’ last fiscal year.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the

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Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Governance Committee: The Independent Trustees are the current members of the Governance Committee. The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards. The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose. The Governance Committee met once during the Funds’ last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of each Fund’s equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of a valuation date of December 31, 2010. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000 and; E = over $100,000.

Name of Trustee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
Independent Trustees
Jack E. Brinson	Small Company Fund	A
	International Equity Fund	A
	Mid-Cap Fund	A
A
James H. Speed, Jr.	Small Company Fund	A
	International Equity Fund	A
	Mid-Cap Fund	A
A
Interested Trustees
Keith A. Lee	Small Company Fund	D
	International Equity Fund	C
	Mid-Cap Fund	D
E

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2010, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2011. Each of the Trustees currently serves as a Trustee to the three series portfolios of the Trust.

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Compensation Table

Name of Person, Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Trust Paid to Trustees
Jack E. Brinson, Independent Trustee	$1,250	None	None	$6,000
James H. Speed, Jr., Independent Trustee	$1,250	None	None	$6,000
Keith A. Lee, Trustee	None	None	None	None

Codes of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds of the Trust (which may also be held by persons subject to a code). The codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds. There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies. To the extent that the Funds invest in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees. A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy are included as Appendix B to the SAI.

No later than August 31 of each year, the Funds must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Funds’ proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Funds at 1-800-773-3863. This information is also available on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities. As of June 30, 2011, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the Investor Class Shares of the Small Company Fund, 20.83% of the Investor Class Shares of the International Equity Fund, 30.07% of the Investor Class Shares of the Mid-Cap Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding Investor Class Shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Investor Class Shares of the Funds as of June 30, 2011. The Institutional Class Shares of the Funds had not yet commenced operations as of the date of this SAI.

SMALL COMPANY FUND
Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Charles Schwab & Co. Inc. Attn: Mutual Funds Dept 101 Montgomery St. San Francisco, CA 94104	7,016,503.090 shares	24.58%

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Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

TD Ameritrade Inc. for the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	2,524,251.147 shares	8.84%

Nationwide Life Insurance Company DCVA C/O IPO Portfolio Accounting Post Office Box 182029 Columbus, Ohio 43218	181,699.707 shares	7.64%

Wachovia Bank, N.A FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262	1,804,003.380 shares	6.32%

Nationwide Life Insurance Company NACO C/O IPO Portfolio Accounting Post Office Box 182029 Columbus, Ohio 43218-2029	1,737,953.482 shares	6.09%

NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS - IC Funds 100 Magellan Way KW1C Covington Ky 41015	1,655,099.051 shares	5.80%

NFS LLC FEBO State Street Bank CUST SAI Small-Mid Cap Fund Attn: Brett Lear LCC 6FL SS39 2 Avenue DE Lafayette Boston, MA 02111	1,452,990.051	5.09%

INTERNATIONAL EQUITY FUND
Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Wells Fargo Bank NA, FBO The City of Baltimore Deferred Compensation Plan C/O Fascore LLC 8515 E Orchard Rd 2t2 Greenwood Village, CO 80111	289,222,.201 shares	27.14%[1]

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Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Delaplaine B Trust, George Delaplaine Jr. & George Delaplaine III TTEES c/o Cass Parker Allfirst Trust Company Post Office Box 1596 Baltimore, Maryland 21203	171,171.666 shares	16.06%

MITRA & Co FBO 98 C/O Marshall & Iisley Trust Co. Attn: Mutual Funds 11270 West Park Place Suite 400 Milwaukee, Wisconsin 53224	139,362.372 shares	13.08%

Delaplaine 1989 Family Trust George Delaplaine Jr. & George Delaplaine III TTEES c/o Cass Parker Allfirst Trust Company Post Office Box 1596 Baltimore, Maryland 21203	102,159.467 shares	9.59%

Brown Capital Management Money Purchase and Profit Sharing Trust Attn: Donna Courtney 1201 N. Calvert St. Baltimore, Maryland 21202	80,210.521 shares	7.53%[2]

SEI Private Trust Co. C/O State Street Bank FBO UMI Endowment One Freedom Valley Drive Oaks, PA 19456	58,843.376 shares	5.52%

MID-CAP FUND
Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Brown Family Limited Partnership 11102 Old Carriage Road Glen Arm, Maryland 21057	209,333.310 shares	13.54%[1,2]

Brown Capital Management, Inc. Investment Option Plan 1201 North Calvert Street Baltimore, Maryland 21202	112,266.151 shares	7.26%[2]

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1.
Deemed a “control person” of the Fund as defined by applicable SEC regulations. Such control may affect the voting rights of other shareholders. For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.

2.	Controlled by Eddie C. Brown, a Trustee and control person of the Advisor, and C. Sylvia Brown.

Investment Advisor and Other Service Providers

Investment Advisor. Brown Capital Management, LLC, Baltimore, Maryland, was organized as a Maryland limited liability company in 2010. The predecessor to BCM was Brown Capital Management, Inc., a Maryland corporation organized in 1983 BCM and its predecessor are and have been controlled by Eddie C. Brown. Effective December 31, 2011, Mr. Brown’s ownership percentage will decrease to 50% and Mr. Keith Lee, Managing Director and Senior Portfolio Manager of the Advisor, will own 25% of the Advisor. Other officers and managers of the Advisor will own the remaining 25%.

Additional information about the Advisor’s duties and compensation is contained in the Prospectuses. The Advisor supervises the Funds’ investments pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement is currently effective for a two-year period and will be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the respective Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days’ notice by a Fund (by the Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund’s investments in accordance with the stated policies of the particular Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management teams for the Funds are listed in the Prospectus along with descriptions of their work experience. Eddie C. Brown is the control person of the Advisor, by ownership, is also an officer of the Trust, and was a Trustee of the Trust until June 2002.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor retains the right to use the name “Brown Capital Management” and “Brown Capital” in connection with another investment company or business enterprise with which the Advisor is or may become associated.

Compensation of the Advisor with regards to the Mid-Cap Fund, based upon the Fund’s average daily net assets, is at the annual rate of 0.75%, subject to an annual expense limitation equal to 1.30% (0.90% effective ___, 2011) of the average daily net assets of the Fund. For the fiscal year ended March 31, 2009, the Advisor waived its entire fee in the amount of $45,178 and reimbursed $99,928 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2010, the Advisor waived its entire fee in the amount of $63,851 and reimbursed $62,966 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2011, the Advisor received $2,394 of its fee after waiving $62,769 of its fee and reimbursing $29,919 of the Fund’s operating expenses for that fiscal year.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00%, subject to an annual expense limitation equal to 1.50% (1.25% effective ___, 2011) of the average daily net assets of the Fund. For the fiscal years ended March 31, 2009, 2010 and 2011, the Advisor received its entire fee in the amounts of $3,179,263, $5,394,241, and $8,540,955 respectively.

Compensation of the Advisor with regards to the International Equity Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00% of the first $100 million of net assets and 0.75% of all net assets over $100 million, subject to an annual expense limitation equal to 2.00% (1.75% effective ___, 2011) of the average daily net assets of the Fund. For the fiscal year ended March 31, 2009, the Advisor received $15,243 of its fee after waiving $87,241 of its fee for that fiscal year. For the fiscal year ended March 31, 2010, the Advisor received $22,702 of its fee after waiving $80,236 of its fee, and reimbursing $1,509 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2011, the

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Advisor received $10,571 of its fee after waiving $103,921 of its fee and reimbursing $122 of the Fund’s operating expenses for that fiscal year.

Compensation of Portfolio Managers. After one year’s employment with the firm, the portfolio management team earns incentive-based compensation such that 100% of a portfolio manager’s compensation is calculated as a participation in the revenues of the particular service which he or she manages. The degree of participation in the revenues is determined by the Advisor’s perception of a team member’s value and contribution to that specific service where he or she expends efforts. After a year’s employment, the Advisor contributes on behalf of each employee the maximum allowed by the IRS to a Profit Sharing Plan; portfolio management team members may also acquire equity in Brown Capital Management through a compensation redirection program where they are entitled to purchasing additional equity at their discretion each year. The portfolio managers’ compensation is not linked to Fund performance but is associated with the Fund’s asset level.

Ownership of Fund Shares by Portfolio Managers. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund’s fiscal year ended March 31, 2011 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000 and; G = over $1,000,000.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Eddie C. Brown	Mid-Cap Fund	G
Calvin H. Baker	Mid-Cap Fund	D
Maurice L. Haywood	Mid-Cap Fund	E
	International Equity Fund	C
Walton D. Pearson	Mid-Cap Fund	C
Daman Blakeney	Mid-Cap Fund	B
Keith A. Lee	Small Company Fund	D
Robert E. Hall	Small Company Fund	G
Kempton M. Ingersol	Small Company Fund	D
Amy Y. Zhang	Small Company Fund	C
Martin J. Steinik	International Equity Fund	B
Stewart L. Gronek	International Equity Fund	B
Duncan Evered	International Equity Fund	A

Other Accounts Managed by Portfolio Managers. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The following table shows the number of, and total assets in, such other accounts as of the end of each Fund’s fiscal year ended March 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Management Team	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets**
Mid-Cap Fund Team* Eddie C. Brown Calvin H. Baker Maurice L. Haywood Walton D. Pearson Daman Blakeney	0	0	0	0	42	$264
Accounts where advisory fee is based upon account performance	0	0	0	0	0	0

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Management Team	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets**
Small Company Team* Keith A. Lee Robert E. Hall Kempton M. Ingersol Amy Y. Zhang	0	0	0	0	13	$1,557
Accounts where advisory fee is based upon account performance	0	0	0	0	1	$48
International Equity Fund* Martin J. Steinik Stewart L. Gronek Maurice L. Haywood Duncan Evered	0	0	0	0	7	$653
Accounts where advisory fee is based upon account performance	0	0	0	0	1	$216

* The information listed regarding these portfolio management teams applies jointly to all the portfolio managers on the team.
** In millions of dollars.

Portfolio Managers’ Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include, for example, foundations, endowments, corporate pensions, and sub-advisory accounts (“Other Accounts”). The Other Accounts might have similar investment objectives as the Funds, be compared to the same index the Funds use for performance comparison or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. While the portfolio managers’ management of Other Accounts may give rise to potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds. The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa. The Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the performance of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Transfer Agent and Administrator. Effective August 1, 2011, ALPS Fund Services, Inc. (hereinafter “AFS”, “Administrator” and “Transfer Agent”), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Funds’ administrator, transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement and an Administrative Agreement. The Agreements each have an initial term of three years and automatically

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renew for successive one-year terms. As Administrator, AFS performs corporate secretarial, treasury, and blue sky services and acts as fund accounting agent for each Fund. For its services as Administrator, the Trust pays AFS [TO BE PROVIDED].

Prior to August 1, 2011, The Nottingham Company served as the Trust’s Administrator. The Nottingham Company is located at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. For services to the Mid-Cap Fund for the fiscal year ended March 31, 2011, 2010, and 2009, The Nottingham Company received from the Mid-Cap Fund general administration fees of $26,013, $24,001 and $24,000, respectively, and fund accounting fees of $28,268, $27,851, and $35,201, respectively.

For services to the Small Company Fund for the fiscal years ended March 31, 2011, 2010, and 2009 The Nottingham Company received from the Small Company Fund general administration fees of $929,095, $614,424 and $392,926, respectively. For the same fiscal years, the Administrator received fund accounting fees of $112,410, $80,942, and $58,793, respectively, from the Small Company Fund.

For services to the International Equity Fund for the fiscal years ended March 31, 2011, 2010, and 2009, The Nottingham Company received from the International Equity Fund general administration fees of $24,000, $24,179, and $24,000, respectively. For the same fiscal years, the Administrator received fund accounting fees of $28,146, $28044, and $28,025, respectively, from the International Equity Fund.

Distributor. Effective August 1, 2011, ALPS Distributors, Inc. (the “Distributor”) serves as the distributor to the Funds. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated on or about July 11, 2011 (the “Distribution Agreement”), between the Trust and the Distributor, located at 1290 Broadway, Suite1100, Denver, CO 80203. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. [The Trust pays no fee to the Distributor under the Distribution Agreement.] The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Prior to August 1, 2011, Capital Investment Group, Inc. Post Office Box 32249, Raleigh, North Carolina 27622 served as distributor to the Funds.

Custodian. Union Bank, 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for each Fund’s assets. The custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund’s request, and maintains records in connection with its duties as custodian. For its services, the custodian is entitled to receive a monthly fee based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by each Fund. The custodian’s compensation is subject to a minimum annual amount per fund of $5,000 for the Mid-Cap Fund and Small Company Fund and $10,000 for the International Equity Fund.

Independent Registered Public Accounting Firm. The Trustees have selected the firm ___, _________, to serve as the independent registered public accounting firm for the Funds, audit the annual financial statements of the Funds, and prepare the Funds’ federal and state tax returns. A copy of the most recent annual report of each of the Funds will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law Group, 2041 West 141st Terrace, Suite 119, Leawood, KS 66224, serves as legal counsel to the Trust and the Funds.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to the Investor Class of shares of the Funds. As required by Rule 12b-1, the Plan (together with the Distribution Agreement) have been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have

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no direct or indirect financial interest in the operation of the Plans and the Distribution Agreement. Potential benefits of the Plan to the Funds include improved shareholder services, savings to the Funds in transfer agency costs, savings to the Funds in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Mid-Cap Fund, International Equity Fund, and Small Company Fund may expend up to 0.25%, 0.25% and 0.20%, respectively, of the Investor Class Shares of each of the Funds average daily net assets annually to finance any activity primarily intended to result in the sale of shares of the Funds and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures, paid as service fees to any person who sells the Funds’ shares, may not exceed 0.25%, 0.25% and 0.20%, respectively, of the Funds’ average annual net asset value. Institutional Class Shares are sold without the imposition of a 12b-1 fee.

The Plan is a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by each Fund’s distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Funds; (iii) holding seminars and sales meetings designed to promote the distribution of the Funds’ shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Funds’ investment objectives and policies and other information about the Funds; (v) training sales personnel regarding the shares of the Funds; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Fund. The Funds’ Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.

SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates normally are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Your Shares – Signature Guarantees” in the Prospectuses). A corporation (or partnership) must also submit a “Corporate

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Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by (a) duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-877-892-4BCM (1-877-892-4226), or by writing to:

Brown Capital Management Funds
[Name of fund and share class]
P.O. Box 1466
Denver, Colorado 80201.

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in that fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing In The Funds – Purchase And Redemption Price” in the Prospectuses.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectuses under the heading “Investing In The Funds – Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders and to avoid possible conflicts of interest. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the list of entities described below that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non- standard disclosure”). The Board has also delegated authority to the officers of the Trust and Advisor to provide such information in certain circumstances as is described more fully below.

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter. You may obtain a copy of these quarterly portfolio holdings reports by

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calling the Funds at 1-877-892-4BCM (1-877-892-4226). These reports are also available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

The officers of the Trust or the Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the Funds’ complete portfolio holdings as of the end of each calendar month. The Funds will generally make this information available to the public at www.ncfunds.com within ten days of the end of the calendar month and such information will remain available until new information for the next calendar month is posted. The Funds may also send this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts and rating and trading entities until one day after such information has been publicly disclosed on the Funds’ website or as described below.

The Trust’s service providers which have contracted to provide services to the Trust and the Funds, including, for example, the custodian and the Administrator, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust or Advisor has the following ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information:

1.           to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.           to financial printers (V.G. Reed & Sons, PrintGrafix-a division of Sunbelt Graphic Systems, Inc., PrinterLink Communications Group, Inc., and Riverside Printing, Inc.) within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings and mailings to Fund shareholders; and

3.           to the Administrator, Transfer Agent, Distributor, custodian, and legal counsel as identified in the Funds’ Prospectus and SAI, on a daily basis or as needed in connection with their providing services and oversight to the Trust.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules, or regulations, or by regulatory authorities.

Additionally, the Advisor may establish ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information for which the Advisor determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.	financial data processing companies that provide automated data scanning and monitoring services for the Funds;

2.	securities lending agents;

3.	research companies that allow the Advisor to perform attribution analysis for the Funds; and

4.	the Advisor’s proxy voting agent to assess and vote proxies on behalf of the Funds.

From time to time, employees of the Advisor may express their views orally or in writing on the Funds’ portfolio securities or may state that the Funds haves recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Advisor determines that the Funds have a legitimate business purpose for doing so. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Advisor also may provide oral or written information (“portfolio commentary”) about the Funds, including, but not limited to, how the Funds’ investments are divided among various sectors, industries, countries, investment styles, and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Advisor may also provide oral or written information (“statistical information”) about various financial characteristics of the Funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of

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determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, potential dividends, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Funds may be based on the Funds’ portfolios as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Advisor may disclose one or more of the portfolio securities of the Funds when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities. The Advisor does not always enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who the Advisor believed was misusing the disclosed information.

The Advisor may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to the Funds and thus have similar portfolio holdings. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Advisor discloses portfolio holdings for the Funds.

The Trust and the Advisor currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Funds’ portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Advisor, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades, and report securities transactions activity, as applicable.

Neither the Trust nor the Advisor or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities other than benefits that may result to the Funds and their shareholders from providing such information.

FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year ended March 31, 2011, including the financial highlights appearing in the Annual Reports to shareholders, are incorporated by reference and made a part of this document.

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APPENDIX A – DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) or, if unrated, are in the Advisor’s opinion comparable in quality to Investment Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

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Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation

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of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. The rating AAA denotes the lowest expectation of credit risk. It is assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. It indicates very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

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F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC”, nor to short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

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APPENDIX B – PROXY VOTING POLICIES

     The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting Policy.

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THE ____________ TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that The _______ Trust (“Trust”) and each of its series of shares (individually a “Fund” and collectively “Funds”) disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that each Fund’s investment advisor (“Advisor”) is in the best position to make individual voting decisions for such Fund consistent with this Policy. Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties with respect to each Fund for which the Advisor serves as investment advisor:

(1)	to make the proxy voting decisions for the Fund; and
(2)
to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund for which the Advisor serves as investment advisor. The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of

34

the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Fund’s Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Fund’s Advisor is not affiliated with the Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

	A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

	B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;
(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(4)	The shareholder meeting date;
(5)	A brief identification of the matter voted on;
(6)	Whether the matter was proposed by the issuer or by a security holder;
(7)	Whether the Fund cast its vote on the matter;
(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone

35

number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

	(1)	A copy of this Policy;
	(2)	Proxy statements received regarding each Fund’s securities;
	(3)	Records of votes cast on behalf of each Fund; and
	(4)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund’s Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

	A.	General

The proxy voting committee (“Proxy Voting Committee”) of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

	B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this _______ day of July 2011.

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BROWN CAPITAL MANAGEMENT PROXY VOTING POLICY

PROXY VOTING

Policy

Where contractually obligated, Brown Capital Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Proxies are voted on a best efforts basis. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In order to facilitate this proxy voting process, BCM utilizes Glass Lewis & Co. a recognized leader in proxy voting and corporate governance areas to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by the BCM operations team and investment staff through information received from Advent’s corporate actions module. Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually “Fund” or collectively “Funds”) may request a copy of this policy or the Fund’s proxy voting record upon request, without charge, by calling NC Shareholder Services at 1-800-773-3863, by reviewing the Fund’s website, if applicable, or by reviewing filings available on the SEC’s website at www.sec.gov.

Glass Lewis & Co.

Glass Lewis & Co. is a leading research and professional services firm assisting institutions globally that have investment, financial or reputational exposure to public companies. The firm provides research and analysis that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the Glass Lewis Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations. Members of BCM’s investment staff individually determine how each proxy ballot will be voted. Glass Lewis’s research, analysis, and voting recommendations are used as a guideline only. When specifically directed by a client with a separately managed account, BCM will vote as requested.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The CCO and DOA have the responsibility for creating, amending and monitoring our proxy voting policy. The proxy voting coordinator is responsible for implementing the proxy procedures, practices and recordkeeping.

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Procedure

Brown Capital Management, LLC has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which are as follows:

1.	Voting Procedures

The physical voting process and recordkeeping of votes is carried out by BCM administrative staff at both the broader company and individual account levels through the Glass Lewis & Co.’s View Point system.

The proxy coordinator follows the following process in voting proxies:

	a.	Daily holdings are sent to Glass Lewis for all accounts in the proxy group.

	b.	Daily pulls pending proxy ballots from Glass Lewis website.

	c.	Prints a security cross reference list in Axys of all accounts in the proxy group that hold the security to be voted.

	d.	Prints ballots to be voted from Glass Lewis.

	e.	Matches Glass Lewis ballots to BCM’s security cross reference list to ensure a ballot exists for each eligible client.

	f.	For any ballots missing, contacts Glass Lewis requesting they investigate missing ballots.

	g.	Distributes ballots to be voted to designated Portfolio Managers for voting.

	h.	Votes ballots on-line according to designated Portfolio Managers’ instructions.

	i.	Generates voted ballot report and attaches it to all prior voting materials generated.

	j.	Reviewed ballots are scanned to the network and then filed.

k.
Portfolio administrators notify proxy coordinator by e-mail of new and discontinued accounts. Proxy coordinator then completes Glass Lewis’s custodian bank template and submits it to the custodian and Glass Lewis to set-up the new accounts. Proxy coordinator notifies Glass Lewis contact via e-mail of all discontinued accounts.

l.
Any account that Glass Lewis does not have a proxy for will be reported on the missing ballot form. The missing ballot form will be reviewed by CCO or designee, filed with completed ballot and maintained in a missing ballot folder. Copy will be given to CCO or designee.

	m.	Quarterly reports detailing ballots voted are provided by Glass Lewis. These reports are sent to clients as requested or upon contractual agreement.

	n.	Proxy coordinator shall distribute appropriate proxy voting reports to portfolio administrators upon request.

Monitoring

	a.	Ballots are given to CCO for review to ensure proper voting.

	b.	Changes to the proxy group must be approved by DOA.

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Policies Prohibiting Voting of Proxies

BCM votes most proxies for clients where voting authority has been given to BCM by the client.
However, in some circumstances BCM may not vote some proxies:

a.	Shares in a stock loan program.

b.	Proxies for securities held in an unsupervised portion of a client’s account.

c.	Proxies that are subject to blocking restrictions.

d.	Proxies that require BCM to travel overseas in order to vote.

e.	Proxies that are written in a language other than English.

Disclosure

a.
Brown Capital Management, LLC will provide information in its disclosure document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Brown Capital Management, LLC voted clients’ proxies, and that clients may request a copy of these policies and procedures.

b.	If BCM is contractually obligated to vote proxies for a new client, DOA will ensure that each new client receives the current proxy policy.

Client Requests for Information

a.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to proxy coordinator.

b.
Proxy coordinator saves the client proxy reports on the computer system and e-mails the reports to the appropriate portfolio administrator. If the report is sent in hard copy format, in response to a client request, the portfolio administrator will prepare a cover letter to send with the report.

Voting Guidelines

While BCM’s policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the investment staff in the review and voting of proxies. These guidelines are:

Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, BCM will generally vote in favor of management’s proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, BCM will review any contested proposal on its merits.

b.	Audit Committee Approvals

BCM generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. BCM will generally vote to ratify management’s recommendation and selection of auditors.

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c.	Shareholder Rights

BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

d.	Anti-Takeover Measures, Corporate Restructuring’s and Similar Matters

BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company stock.

e.	Capital Structure Proposals

BCM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Compensation

a.	General

BCM generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

b.	Stock Option Plans

BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

Corporate Responsibility and Social Issues

The investment staff’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The investment staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the investment staff will direct that the proxy issue BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company. BCM reserves the right to amend and revise this policy without notice at any time.

Conflicts of Interest

The investment staff’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The investment staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the investment staff will direct that the proxy issue must be voted in accordance with Glass Lewis recommendations. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the investment staff will defer the decision to the fund’s proxy voting committee, which is made up of independent trustees. Decisions made by the fund’s proxy voting committee will be used to vote proxies for the fund. For securities not held by a fund, if Glass Lewis is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

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Recordkeeping

Proxy coordinator shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

a.	Proxy voting policies and procedures.

b.	Proxy statements received for client securities.

c.	Records of votes cast on behalf of clients.

d.	Records of client requests for proxy voting information and written responses by BCM to such requests will be maintained in the client’s correspondence folder.

e.	Documents prepared by BCM that were material to making a proxy voting decision or memorialize the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.

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PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.    Exhibits

(a)(1)	Amended and Restated Declaration of Trust.[2]

(a)(2)	Certificate of Designation for The Brown Capital Management International Equity Fund.[7]

(a)(3)	Certificate of Designation for The Brown Capital Management Mid-Cap Fund.[10]

(a)(4)	Certificate of Amendment.[14]

(a)(5)	Agreement and Declaration of Trust[17]

(b)(1)	Amended and Restated By-laws.[2]

(b)(2)	By-laws.[17]

(c)
Certificates for shares are not issued. Articles V, VI, VIII, IX and X of the Amended and Restated Declaration of Trust, previously filed as Exhibit (a)(1) hereto, define the rights of holders of shares of the Trust.[2]

(d)(1)	Investment Advisory Agreement between The Nottingham Investment Trust II and EARNEST Partners Limited, LLC, as Advisor to the EARNEST Partners Fixed Income Trust.[8]

(d)(2)	First Amendment to the Investment Advisory Agreement between The Nottingham Investment Trust II and EARNEST Partners, LLC, as Advisor to the EARNEST Partners Fixed Income Trust.[11]

(d)(3)
Amended and Restated Investment Advisory Agreement between The Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor to The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund.[6]

(d)(4)	Investment Advisory Agreement between The Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor to The Brown Capital Management Mid-Cap Fund.[10]

(d)(5)
Investment Advisory Agreement between Brown Capital Management Mutual Funds and Brown Capital Management, LLC, as Advisor to The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund.[17]

(e)(1)	Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the EARNEST Partners Fixed Income Trust.[3]

(e)(2)	First Amendment to the Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the EARNEST Partners Fixed Income Trust.[11]

(e)(3)
Amended and Restated Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund.[8]

(e)(4)
First Amendment to the Amended and Restated Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund.[11]

(e)(5)	Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for The Brown Capital Management Mid-Cap Fund.[10]

(e)(6)	First Amendment to the Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for The Brown Capital Management Mid-Cap Fund.[11]

(e)(7)	Distribution Agreement with ALPS Distributors, Inc. and the Trust.[17]

(e)(8)	Amendment to Appendix A of Distribution Agreement with ALPS Distributors, Inc.[17]

(f)	Not Applicable.

(g)(1)	Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.[13]

(g)(2)	Custodian Agreement (Foreign & Domestic Securities) between The Nottingham Investment Trust II and Union Bank, N.A.[13]

(g)(3)	First Addendum to the Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.[13]

(g)(4)	Second Addendum to the Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.[13]

(g)(5)	Third Addendum to the Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.[13]

(g)(6)	Fourth Addendum to the Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.[14]

(g)(7)	Fifth Addendum to the Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.[14]

(h)(1)	Fund Accounting and Compliance Administration Agreement between The Nottingham Investment Trust II and The Nottingham Company, as Administrator.[5]

(h)(2)	Amended and Restated Fund Accounting and Compliance Administration Agreement between The Nottingham Investment Trust II and The Nottingham Company, as Administrator.[9]

(h)(3)	First Amendment to the Amended and Restated Fund Accounting and Compliance Administration Agreement between The Nottingham Investment Trust II and The Nottingham Company, as Administrator.[10]

(h)(4)	Dividend Disbursing and Transfer Agent Agreement between The Nottingham Investment Trust II and North Carolina Shareholder Services, LLC, as Transfer Agent.[5]

(h)(5)	Amendment to the Dividend Disbursing and Transfer Agent Agreement between The Nottingham Investment Trust II and Nottingham Shareholder Services, LLC, as Transfer Agent.[9]

(h)(6)	Second Amendment to the Dividend Disbursing and Transfer Agent Agreement between The Nottingham Investment Trust II and Nottingham Shareholder Services, LLC, as Transfer Agent.[10]

(h)(7)	Third Amendment to the Dividend Disbursing and Transfer Agent Agreement between The Nottingham Investment Trust II and Nottingham Shareholder Services, LLC, as Transfer Agent.[11]

(h)(8)
Amended and Restated Expense Limitation Agreement between The Nottingham Investment Trust II and Brown Capital Management, Inc., with respect to The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund.[15]

(h)(9)	Amended and Restated Expense Limitation Agreement between The Nottingham Investment Trust II and EARNEST Partners Limited, LLC, with respect to the EARNEST Partners Fixed Income Trust.[15]

(h)(10)	Transfer Agency and Services Agreement between the Trust and ALPS Fund Services, Inc.[17]

(h)(11)	Amendment to Appendix A of the Transfer Agency and Services Agreement between the Trust and ALPS Fund Services, Inc.[17]

(h)(12)	Administration, Bookkeeping, and Pricing Services Agreement between the Trust and ALPS Fund Services, Inc.[17]

(h)(13)	Amendment to Appendix A of the Administration, Bookkeeping, and Pricing Services Agreement between the Trust and ALPS Fund Services, Inc.[17]

(i)(1)	Opinion of Counsel, regarding the legality of the securities being registered with respect to The Brown Capital Management International Equity Fund.[5]

(i)(2)	Opinion of Counsel, regarding the legality of the securities being registered with respect to The Brown Capital Management Mid-Cap Fund.[10]

(i)(3)	Opinion of Counsel, regarding the legality of the securities being registered with respect to the EARNEST Partners Fixed Income Trust, and The Brown Capital Management Small Company Fund.[4]

(i)(4)	Opinion of Counsel, regarding the legality of the securities being registered with respect to the EARNEST Partners Fixed Income Trust, Investor Class Shares.[16]

(i)(5)	Consent of The Law Offices of John H. Lively & Associates, Inc., Counsel.[16]

(j)	Consent of BBD, LLP, Independent Public Accountants.[17]

(k)	Not applicable.

(l)	Initial Capital Agreement.[1]

(m)(1)	Plan of Distribution Pursuant to Rule 12b-1 for the EARNEST Partners Fixed Income Trust.[16]

(m)(2)	Plan of Distribution Pursuant to Rule 12b-1.[17]

(n)(1)	Multiple Class Plan Pursuant to Rule 18f-3.[16]

(n)(2)	Multiple Class Plan Pursuant to Rule 18f-3.[17]

(o)	Reserved.

(p)(1)	Amended and Restated Code of Ethics for The Nottingham Investment Trust II.[12]

(p)(2)	Code of Ethics for Capital Investment Group, Inc., Distributor to The Nottingham Investment Trust II.[9]

(p)(3)	Code of Ethics for EARNEST Partners, LLC, Advisor to the EARNEST Partners Fixed Income Trust.[14]

(p)(4)
Code of Ethics for Brown Capital Management, Inc. Advisor to The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund.[15]

(q)(1)	Powers of Attorney.[13]

(q)(2)	Powers of Attorney.[17]
__________________

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on October 29, 1990 (File No. 33-37458).
2.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on June 2, 1995 (File No. 33-37458).
3.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 12, 1996 (File No. 33-37458).
4.	Incorporated herein by reference to Registrant’s Form 24f-2 filing filed on May 29, 1997 (File No. 33-37458).
5.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 24, 1999 (File No. 33-37458).
6.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on March 16, 1999 (File No. 33-37458).
7.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 28, 1999 (File No. 33-37458).
8.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 1, 2000 (File No. 33-37458).
9.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 30, 2001 (File No. 33-37458).
10.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2003 (File No. 33-37458).
11.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 31, 2006 (File No. 33-37458).
12.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 31, 2007 (File No. 33-37458).
13.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2008 (File No. 33-37458).
14.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2009 (File No. 33-37458).
15.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 28, 2010 (File No. 33-37458).
16.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2010 (File No. 33-37458).
17.	To be filed by amendment.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with The Nottingham Investment Trust II (“Registrant”).

ITEM 30.	Indemnification

The Amended and Restated Declaration of Trust (“Declaration of Trust”) and Amended and Restated Bylaws (“Bylaws”) of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

The Registrant’s Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees’ request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

Article XIV of the Registrant’s Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

This indemnification will be provided with respect to an action, suit or proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant’s Bylaws.

In addition to foregoing statements, the Registrant has entered into Investment Advisory Agreements with its investment advisors and a Distribution Agreement with its distributor. These agreements provide indemnification for the respective investment advisors, the distributor and their affiliates. Some of these persons may also be serving as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and other Connections of the Investment Advisor

See the Prospectuses section entitled “Management of the Funds – The Investment Advisor” and the Statements of Additional Information section entitled “Management and Other Service Providers” for the activities and affiliations of the officers and directors of the investment advisors of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Registrant’s advisors currently serve as advisors to numerous institutional and individual clients.

ITEM 32.	Principal Underwriter

(a)
Capital Investment Group, Inc. is underwriter and distributor for the EARNEST Partners Fixed Income Trust, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid-Cap Fund, The Hillman Advantage Equity Fund, The Hillman Focused Advantage Fund, the Tilson Dividend Fund, the Tilson Focus Fund, the Giordano Fund, the Caritas All-Cap Growth Fund, the FMX Growth Allocation Fund, the FMX Total Return Fund, the Presidio Multi-Strategy Fund, the WynnCorr Value Fund, the GlobalAfrica Equity Fund, the Global Africa Infrastructure Fund, the GlobalAfrica Natural Resources Fund, and the GlobalAfrica Income Fund.

(b)
Set forth below is information concerning each director and officer of the distributor. The principal business address of the distributor and each such person is 17 Glenwood Avenue Raleigh, North Carolina 27622, telephone: 919-831-2370.

	(1)	(2)	(3)
		Position and Offices	Positions and Offices
	Name	With Underwriter	with Registrant
	Richard K. Bryant	President	None

	E.O. Edgerton, Jr.	Vice President	None

	Con T. McDonald	Assistant Vice-President	None

	W. Harold Eddins, Jr.	Assistant Vice-President	None

	Kurt A. Dressler	Assistant Vice-President	None

	Ronald L. King	Chief Compliance Officer	None

(c)	Not applicable

ITEM 33.	Location of Accounts and Records

All account books and records not normally held by Union Bank, N.A., the Custodian to The Nottingham Investment Trust II, are held by The Nottingham Investment Trust II in the offices of The Nottingham Company, Fund Accountant and Administrator; North Carolina Shareholder Services, LLC d/b/a Nottingham Shareholder Services, LLC, Transfer Agent to The Nottingham Investment Trust II; or by each of the investment advisors to The Nottingham Investment Trust II.

The address of The Nottingham Company, Inc. is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The address of Nottingham Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of Union Bank, N.A., is 350 California Street, 6th Floor, San Francisco, California 94104. The address of EARNEST Partners, LLC, Advisor to EARNEST Partners Fixed Income Trust, is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. The address of Brown Capital Management, LLC, Advisor to The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid-Cap Fund, and The Brown Capital Management All-Cap Fund is 1201 N. Calvert Street, Baltimore, Maryland 21202.

ITEM 34.	Management Services

None.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended (“Investment Company Act”), the Registrant has duly caused this Post-Effective Amendment No. 57 to its Registration Statement under the Securities Act and Amendment No. 58 to its Registration Statement under the Investment Company Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on this 28th day of July, 2011.

THE NOTTINGHAM INVESTMENT TRUST II

By:	/s/ A. Vason Hamrick
A. Vason Hamrick
Secretary and Assistant Treasurer

Pursuant to the requirements of the Securities Act this Post-Effective Amendment No. 57 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	*		Trustee, Chairman
Jack E. Brinson		Date

	*		Vice President
Richard K. Bryant		Date

	*		President and Principal Executive Officer,
Douglas S. Folk		Date	EARNEST Partners Fixed Income Trust

	*		Trustee, Vice President, and Principal Executive
Keith A. Lee		Date	Officer, Brown Capital Management Funds

	*		Trustee
James H. Speed, Jr.		Date

/s/ T. Lee Hale Jr.		July 28, 2011	Treasurer, Assistant Secretary, and Principal
T. Lee Hale Jr.		Date	Financial Officer

* By:	/s/ A. Vason Hamrick	Dated: July 28, 2011
A. Vason Hamrick
Secretary, Assistant Treasurer, and Attorney-in-Fact